SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                March 20, 1997





                            Landmark Bancshares, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)




       Kansas                     0-23164                      48-1142260
------------------------       --------------             ---------------------
(State of Incorporation)       (SEC File No.)                (IRS Employer
                                                          Identification Number)




Central and Spruce Street, Dodge City, Kansas                         67801
----------------------------------------------                      ----------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number:  (316) 227-8111
                                --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                          LANDMARK BANCSHARES, INC.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------



Item 5.  Other Events
---------------------

      The Registrant announced that its Board of Directors had discontinued a stock repurchase program authorized by the Board of Directors on October 16, 1996 to repurchase up to 5% of the outstanding shares of the common stock of the registrant in the open market and in accordance with regulatory approval and restrictions.

      For further details, reference is made to the press release dated March 20, 1997, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         -----------------------------------------------------
         and Exhibits
         -------------


Exhibit 99 -- Press Release dated March 20, 1997.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Landmark Bancshares, Inc.



Date:  March 20, 1997           By: /s/Larry Schugart
                                    --------------------------
                                    Larry Schugart
                                    President